                                                                    EXHIBIT 99.1

                    Kimco Realty Corporation and Subsidiaries
                Computation of Ratio of Earnings to Fixed Charges
                  For the nine months ended September 30, 2005



Pretax earnings from continuing operations before adjustment for
  minority interests or income loss from equity investees                              $171,339,128


Add:
   Interest on indebtedness (excluding capitalized interest)                             92,154,336
   Amortization of debt related expenses                                                  2,574,557
   Portion of rents representative of the
     interest factor                                                                      4,177,235
                                                                                       ------------
                                                                                        270,245,256

Distributed income from equity investees                                                 87,543,942
                                                                                       ------------

       Pretax earnings from continuing operations, as adjusted                         $357,789,198
                                                                                       ============


Fixed charges -
   Interest on indebtedness (including capitalized interest)                           $100,711,040
   Amortization of debt related expenses                                                  1,702,089
   Portion of rents representative of the
     interest factor                                                                      4,177,235
                                                                                       ------------

        Fixed charges                                                                  $106,590,364
                                                                                       ============

Ratio of earnings to fixed charges                                                              3.4
                                                                                       ============

                                                                    EXHIBIT 99.1

                    Kimco Realty Corporation and Subsidiaries
         Computation of Ratio of Earnings to Combined Fixed Charges and
                            Preferred Stock Dividends
                  For the nine months ended September 30, 2005



Pretax earnings from continuing operations before adjustment for
  minority interests or income loss from equity investees                              $171,339,128


Add:
   Interest on indebtedness (excluding capitalized interest)                             92,154,336
   Amortization of debt related expenses                                                  2,574,557
   Portion of rents representative of the
     interest factor                                                                      4,177,235
                                                                                       ------------
                                                                                        270,245,256

Distributed income from equity investees                                                 87,543,942
                                                                                       ------------

       Pretax earnings from continuing operations, as adjusted                         $357,789,198
                                                                                       ============


Combined fixed charges and preferred stock dividends -
   Interest on indebtedness (including capitalized interest)                           $100,711,040
   Preferred dividend factor                                                              9,193,516
   Amortization of debt related expenses                                                  1,702,089
   Portion of rents representative of the
     interest factor                                                                      4,177,235
                                                                                       ------------

     Combined fixed charges and preferred stock dividends                              $115,783,880
                                                                                       ============

Ratio of Earnings to Combined Fixed Charges
   and Preferred Stock Dividends                                                                3.1
                                                                                       ============